Exhibit 10(b)

                        ASSIGNMENT AND GUARANTY AGREEMENT

        THIS ASSIGNMENT AND GUARANTY AGREEMENT ("Agreement") made and effective this 1st day of May, 1972 between B. F. Saul Company, a District of Columbia corporation, (hereinafter sometimes called "Assignor"), B. F. Saul Advisory
Company, a Delaware corporation wholly owned by Assignor, (hereinafter sometimes called "Assignee"), and B. F. Saul Real Estate Investment Trust (hereinafter called "the Trust").

        WHEREAS, Assignor serves as the advisor to the Trust pursuant to the
Amended and Restated Advisory Contract, dated October 1, 1971, (hereinafter called "Advisory Contract"), a copy of which is attached hereto as Exhibit I and incorporated herein;

        WHEREAS, Assignor desires to assign its entire interest in the Advisory
Contract to the Assignee;

        WHEREAS, Assignee desires to acquire Assignor's entire interest in the
Advisory Contract;

        WHEREAS, paragraph 14 of the Advisory Contract provides that said
Contract shall terminate automatically in the event of its assignment by the
Advisor without the written consent of the Trust;

        WHEREAS, the Trust has insisted that Assignor satisfy certain conditions and provide certain guaranties before the Trust will consent to the assignment;

        Now, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. Assignor hereby assigns to Assignee all of its interest in the Advisory
Contract.

2. Assignee hereby accepts such assignment, covenants to perform all the duties of Assignor under the Advisory Contract and assumes all the rights and other obligations of Assignor thereunder.

3. (a) As long as the Advisory Contract remains in effect or is amended with the written consent of Assignor, Assignor guarantees (i) the prompt and complete performance thereof by Assignee, (ii) the payment of all damages, costs and expenses which by virtue of said Advisory Contract are obligations of Assignee to the Trust and (iii) the satisfaction of any other obligations of Assignee to the Trust arising Out of the Advisory Contract.

(b) The guaranties in subparagraph (a) above shall continue and Assignor shall not be released from its obligations under said subparagraph (a) as long as any claim of the Trust against Assignee arising out of the Advisory Contract has not been settled or discharged in full.

4. The Trust and Assignee shall not enter into any alteration or modification of the Advisory Contract which would in any way increase the extent of Assignor's obligations hereunder, without first obtaining the written consent of Assignor.
Assignor shall have the benefit of any modification of the obligations of
Assignee under the Advisory Contract, and shall also have the benefit of any settlement, compromise or adjustment of any claims of Assignee arising out of such Advisory Contract.

5. Assignor hereby waives notice of non-performance by Assignee of any of its obligations or liabilities under the Advisory Contract.

6. The Trust and Assignor agree that the relationships between the Trust and
Assignor, its officers, directors, shareholders, employees and affiliates which are set forth in paragraphs 7.A, 7.B, 7.C and 10.H of the Advisory Contract shall remain essentially unchanged despite the Assignment that is the subject of this Agreement. To this effect, said paragraphs are hereby incorporated into this Agreement; provided, however, that the term "Advisor" therein shall be deemed to refer to B. F. SAUL COMPANY as well as B. F. SAUL ADVISORY COMPANY.

7. The Assignment that is the subject of this Agreement shall not give Assignor any right under paragraph 2 of the Advisory Contract to require the Trustees of the Trust to eliminate from the name of the Trust the word "Saul" or any approximation thereof.

8. The Trust hereby consents to the Assignment that is the subject of this
Agreement.

9. This Agreement has been made and executed by and on behalf of the Trust by the Chairman of its Board of Trustees and the obligations of the Trust herein bind only the Trust property and are not personally binding upon any of the
Trustees of the Trust, its officers or agents, or any of its shareholders.

10. This Agreement shall inure to the benefit of and be respective successors and assigns binding upon the parties hereto and their respective successors and assigns.

        In Witness Whereof, the parties have caused this Agreement to be executed by their duly authorized officers on the day and year first above written.

                                       B. F. SAUL COMPANY

                                              By:  /s/ Edmund B. Cronin, Jr.
                                                   ------------------------

                                       B. F. SAUL ADVISORY COMPANY

                                              By:  /s/ B. Francis Saul II
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                                       B. F. SAUL REAL ESTATE
                                       INVESTMENT TRUST

                                              By:  /s/ Garland J. Bloom, Jr.
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